                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                      CK WITCO CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                       CK WITCO
               [LOGO]                  CORPORATION

Dear Stockholder:

    You are cordially invited to attend the annual meeting of stockholders of CK Witco Corporation to be held at 11:15 a.m. on Tuesday, April 25, 2000, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut.

    Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the formal meeting notice and Proxy Statement on the following pages. This year you are asked to elect eight directors, to approve a change of name of the Corporation, and to ratify the Board of Directors' selection of an independent auditor for the fiscal year ending December 31, 2000.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend the session in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope as promptly as possible.

    The Company's fiscal year 1999 Annual Report is being mailed to stockholders herewith, but it is not part of the proxy solicitation material.

                                        Respectfully yours,

                                        /s/ Vincent A. Calarco

                                        Vincent A. Calarco
                                        Chairman, President &
                                        Chief Executive Officer

March 30, 2000

--------------------------------------------------------------------------------

               NOTICE OF 2000 ANNUAL MEETING OF THE STOCKHOLDERS
--------------------------------------------------------------------------------

To the Stockholders:

    The 2000 annual meeting of the stockholders of CK Witco Corporation will be held at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, on Tuesday, April 25, 2000, at 11:15 a.m. in the morning, local time, to consider and act upon the following matters:

        1. The election of eight directors to be divided into three classes to serve for terms expiring in 2001, 2002 and 2003, described beginning on page 2 of the Proxy Statement which follows;

        2. A proposal to approve and adopt an amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to Crompton Corporation, described beginning at page 16;

        3. A proposal to ratify the selection by the Board of Directors of an independent auditor for 2000, described beginning at page 17; and

        4. Such other business as may properly come before the meeting.

    Your attention is directed to the accompanying Proxy Statement for additional information with respect to the matters to be considered at the meeting.

    Stockholders of record at the close of business on February 25, 2000, are entitled to notice of the annual meeting and may vote at the meeting and any adjournment thereof. We urge you to date, sign and return the enclosed proxy promptly whether or not you plan to attend the annual meeting. If you attend the meeting, you may still vote your shares in person, if you wish.

                                          By Order of the Board of Directors,

                                          /s/ John T. Ferguson II

                                          JOHN T. FERGUSON II
                                          Secretary

March 30, 2000

          CK Witco Corporation, One American Lane, Greenwich, CT 06831

                                PROXY STATEMENT

    CK Witco Corporation (the "Corporation") is a Delaware corporation formed by the merger of Crompton & Knowles Corporation ("Crompton & Knowles"), a Massachusetts corporation, and Witco Corporation ("Witco"), a Delaware corporation, effective September 1, 1999.

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") for use at the annual meeting of the stockholders of the Corporation to be held on April 25, 2000, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, and at any adjournment thereof.

    Holders of Common Stock of the Corporation of record at the close of business on February 25, 2000, the record date, are entitled to notice of and to vote at the meeting and any adjournment thereof. On the record date, there were outstanding and entitled to vote 114,004,574 shares of Common Stock, each of which is entitled to one vote. The Corporation has no other voting securities issued and outstanding.

    If a stockholder is participating in the Corporation's Dividend Reinvestment Plan, the shares held in a person's account under the Plan will be voted automatically in the same way that such person's shares held of record are voted.

    Any stockholder giving a proxy may revoke it by executing another proxy bearing a later date or by notifying the Secretary in writing at any time prior to the voting of the proxy. Mere attendance at the annual meeting does not revoke a proxy.

    The Corporation's annual report for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. It is not proxy soliciting material, nor is it incorporated herein by reference.

    This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about March 30, 2000.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following persons were known to the Board of Directors to be the beneficial owner of more than 5% of the Corporation's outstanding voting securities as of December 31, 1999:

Capital Research and Management Company.....................  11,015,420(1)      9.29%
333 South Hope Street
Los Angeles, CA 90071

Barrow, Hanley, Mewhinney & Strauss, Inc....................   9,753,753(2)      8.23%
3232 McKinney Avenue
Dallas, TX 75204

Fidelity Management & Research..............................   6,465,543(3)      5.45%
82 Devonshire Street
Boston, MA 02109

------------------------

(1) Capital Research and Management Company has advised that they have sole dispositive power for 11,015,420 shares. Capital Research and Management Company disclaims beneficial ownership of all shares pursuant to Rule 13d-4.

(2) Barrow, Hanley, Mewhinney & Strauss, Inc. has advised that they have sole voting power for 2,009,385 shares, shared voting power for 7,744,368 shares and sole dispositive power for 9,753,753 shares. Barrow, Hanley, Mewhinney & Strauss, Inc. acts as investment advisor for Vanguard Windsor Funds--Windsor II Fund with respect to 6,238,569 of the shares listed above.

(3) Fidelity Management & Research has advised that they have sole voting power for 1,024,381 shares and sole dispositive power for 6,465,543 shares.

ELECTION OF EIGHT DIRECTORS

    The By-Laws of the Corporation provide for a board of directors of not less than eight nor more than fifteen directors, as determined from time to time by a resolution of the Board, divided into three classes. Directors of one class are elected each year for a term of three years except in the initial year of classification of the Board when Class I directors are elected for a term of one year, Class II directors are elected for a term of two years and Class III directors are elected for a term of three years. There are currently eleven directors in office, three of whom are standing for election as Class I directors whose term will expire at the 2001 annual meeting, two of whom are standing for election as Class II directors whose term will expire at the 2002 annual meeting, and three of whom are standing for election as Class III directors whose term will expire at the 2003 annual meeting. All directors so elected will continue to serve until their respective successors are elected and have qualified. All nominees are members of the present Board who have served as directors since the dates set forth after their names. If any of the nominees are not available, an event not anticipated, the proxies will be voted for the other nominees and for a substitute if any is designated by the Board of Directors. Mr. James A. Bitonti and Dr. Nicholas Pappas will reach age 70 during the fiscal year, the normal retirement age for directors, and Mr. Simeon Brinberg, who is not standing for election, will retire from the Board effective on the date of the 2000 annual meeting.

NOMINEES FOR DIRECTOR

                           CLASS I (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
                           IN 2001)
                           LEO I. HIGDON, JR., 53, is the President of Babson College,
[LOGO]                     Babson Park, MA, and a former Dean of the Darden Graduate
                           School of Business Administration of the University of
                           Virginia, Charlottesville, VA. Mr. Higdon is also a former
                           Managing Director and member of the Executive Committee of
                           Salomon Brothers, an investment banking firm, New York, NY.
                           Mr. Higdon has been a director of the Corporation since 1999 and was a director of Crompton & Knowles from 1993 to 1999.
                           Mr. Higdon is Chairman of the Finance and Pension Committee.
                           He also serves as a director of Bestfoods, Newmont Mining
                           Corporation and Eaton Vance Corp.

                           C. A. (LANCE) PICCOLO, 59, is President and Chief Executive
[LOGO]                     Officer of HealthPic Consultants, Inc., a strategic
                           health-care consulting firm, Lincolnshire, IL. Prior to the merger of Caremark International Inc. and
                           MedPartners/Mullikin, Inc., he was the Chairman and Chief
                           Executive Officer of Caremark International Inc., a provider of alternate-site health-care services, North Brook, IL. He is former Executive Vice President of Baxter
                           International Inc., a supplier of health-care products,
                           Deerfield, IL. Mr. Piccolo has been a director of the
                           Corporation since 1999 and was a director of Crompton &
                           Knowles from 1988 to 1999. Mr. Piccolo is a member of the
                           Audit and the Safety, Health and Environment Committees. He
                           also serves as a director and Vice Chairman of the Board of
                           MedPartners, Inc.

                           BRUCE F. WESSON, 57, is President of Galen Associates, a
                           health care venture firm, New York, NY and a General Partner of Galen Partners L.P., New York, NY. Prior to
                           January 1991, he was Senior Vice President and Managing
                           Director of Smith Barney, Harris Upham & Co. Incorporated,
                           an investment banking firm, New York, NY. Mr. Wesson has
                           been a director of the Corporation since 1999 and was a
                           director of Witco from 1980 to 1999. Mr. Wesson is Chairman of the Audit Committee. He also serves as a director of
                           Halsey Drug Co., Inc.
[LOGO]

                           CLASS II (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
                           IN 2002)
                           ROBERT A. FOX, 62, is President and Chief Executive Officer
[LOGO]                     of Foster Farms, a privately held, integrated poultry
                           company, Livingston, CA. He is former Executive Vice
                           President of Revlon, Inc., a cosmetics, fragrances and
                           toiletries manufacturer, New York, NY; and former Chairman and Chief Executive Officer of Clarke Hooper America, an
                           international marketing services firm, Irvine, CA. Mr. Fox has been a director of the Corporation since 1999 and was
                           director of Crompton & Knowles from 1990 to 1999. Mr. Fox is a member of the Audit and the Safety, Health and Environment
                           Committees. He also serves as a director of the American
                           Balanced Fund, Fundamental Investors, the Growth Fund of
                           America, Inc., the Income Fund of America, Inc., the New
                           Perspective Fund and the New World Fund, Inc. He also
                           serves as a trustee of the Euro-Pacific Growth Fund.

                           HARRY G. HOHN, 68, was Chairman of the Board and Chief
                           Executive Officer of New York Life Insurance Company, New
                           York, NY from 1990 to 1997. Mr. Hohn has been a director of the Corporation since 1999 and was a director of Witco from
                           1989 to 1999. Mr. Hohn is a member of the Finance and
                           Pension and the Organization, Compensation and Governance
                           Committees. He also serves as a director of New York Life
                           Insurance Company and The Mainstay Funds.
[LOGO]

                           CLASS III (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
                           IN 2003)

                           VINCENT A. CALARCO, 57, is President and Chief Executive
                           Officer of the Corporation and was named Chairman of the
                           Board in November 1999. Prior to the merger of Crompton &
                           Knowles and Witco, Mr. Calarco served as Chairman of the
                           Board, President and Chief Executive Officer of Crompton &
                           Knowles. Mr. Calarco has been a director of the Corporation since 1999 and was a director of Crompton & Knowles from
                           1985 to 1999. He also serves as a director of Rhodia, S.A.
                           and Newmont Mining Corporation.
[LOGO]

                           ROGER L. HEADRICK, 63, is the Managing General Partner of
[LOGO]                     HMCH Ventures, an investment company, Wayzata, MN, the
                           President and Chief Executive Officer of ProtaTek
                           International, Inc., a biotechnical animal vaccine company,
                           St. Paul, MN and the President and Chief Executive Officer
                           of New Biotics, Inc., a cancer research and development
                           company, San Diego, CA. Mr. Headrick is the former President and Chief Executive Officer of the Minnesota Vikings
                           Football Club, Inc., Eden Prairie, MN. Mr. Headrick has been a director of the Corporation since 1999 and was a director of Crompton & Knowles from 1988 to 1999. Mr. Headrick is a member of the Finance and Pension and the Organization,
                           Compensation and Governance Committees. He also serves as a director of Caremark Rx, Inc.

                           PATRICIA K. WOOLF, PH.D., 65, is a private investor, and
[LOGO]                     lecturer in the Department of Molecular Biology, Princeton
                           University, Princeton, NJ. Dr. Woolf has been a director of the Corporation since 1999 and was a director of Crompton &
                           Knowles from 1994 to 1999. Dr. Woolf is a member of the
                           Audit and the Safety, Health and Environment Committees. She
                           also serves as a director of the American Balanced Fund,
                           Fundamental Investors, the Growth Fund of America, Inc., the
                           Income Fund of America, Inc., Smallcap World Fund, Inc.,
                           General Public Utilities Corporation and the National Life
                           Holding Co. Dr. Woolf also serves as a trustee of the New
                           Economy Fund.

    The affirmative vote of the holders of a plurality of the shares that are present in person or represented by proxy at the meeting is required to elect directors.

    The Board of Directors recommends a vote FOR the election as directors of the persons named herein, and proxies will be so voted unless stockholders specify to the contrary in their proxies or specifically withhold authority to vote for any individual nominee.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held one regular and one special meeting during 1999. Each incumbent director attended at least 75% of the aggregate number of meetings held during 1999 by the Board of Directors, the board of directors of the respective predecessor corporation on which the director served, and those of both boards of directors' committees on which they served.

    The Board has established four committees to assist it in the discharge of its responsibilities. The Audit Committee, no member of which is an employee of the Corporation, meets periodically with the Corporation's management to review the Corporation's major financial risk exposures and with the independent auditor to review the scope of the annual audit and the policies relating to internal auditing procedures and controls, provides general oversight with respect to the accounting principles employed in the Corporation's financial reporting, and reviews the Corporation's annual report on Form 10-K prior to its filing. The Audit Committee also recommends to the Board each year the selection of the auditor, evaluates the auditor's performance, has responsibility for approving professional non-audit services provided by the independent auditor, considers the possible effect of providing such non-audit services on the auditor's independence, and reviews the range of fees of the auditor for both audit and non-audit services. The Audit Committee held two meetings during 1999. The Crompton & Knowles Audit Committee met once during 1999.

    The Organization, Compensation and Governance Committee comprises directors who are not employees of the Corporation. Its functions include approval of the level of compensation for executive officers serving on the Board, adoption of bonus and deferred compensation plans and arrangements for executive officers, and the administration of the Corporation's compensation plans. The Organization, Compensation and Governance Committee also makes recommendations with respect to the organization, size and composition of the Board, identifies suitable candidates for Board membership and reviews their qualifications, proposes a slate of directors for election by the stockholders at each annual meeting, and assists the Board in providing for orderly succession in the top management of the Corporation. The Organization, Compensation and Governance Committee held one meeting in 1999. The Executive Compensation Committee of Crompton & Knowles met twice and the Nominating Committee of Crompton & Knowles met once during 1999.

    The Finance and Pension Committee comprises directors who are not employees of the Corporation. The Committee has the authority, which it may exercise when the Board is not in session, to approve certain debt financings and reviews and makes recommendations to the Board regarding the issuance or reacquisition of securities, major debt financings, capital expenditures, acquisitions, divestitures and other expenditures, dividend policy, management of pension assets, and risk management policy and strategy. The Finance and Pension Committee held one meeting in 1999. The Finance Committee of Crompton & Knowles did not meet in 1999.

    The Safety, Health and Environment Committee comprises directors who are not employees of the Corporation. The Committee provides guidance to and oversight of management with respect to safety, health and environmental matters including the review of the Corporation's safety, health and environmental performance, policies, standards, procedures, management systems and strategic plans. The Committee also recommends actions and policies that will enable the Corporation to achieve a high level of safety, health and environmental performance compared with its peers in the chemical industry and to maintain good relations with the Corporation's neighbors. The Safety, Health and Environment Committee held one meeting in 1999.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Corporation receive no additional compensation for services on the Board of Directors. Members of the Board who are not employees receive an annual retainer of $35,000 (committee chairmen receive an additional retainer of $5,000) and a fee of $12,000 for Board and committee meeting service, and are reimbursed for expenses incurred in attending meetings. The Corporation provides accidental death and travel insurance coverage for each non-employee director.

    Each year non-employee directors may elect to defer all or any portion of their retainers and fees in the form of shares of the Corporation's Common Stock.

    The CK Witco Corporation 1998 Long Term Incentive Plan (the "1998 Plan") provides for the issuance to non-employee directors on the date of the first meeting of the Board in the fourth quarter of each year of an option to purchase up to 7,500 shares of the Corporation's Common Stock. The exercise price of the options may not be less than the fair market value of the Corporation's Common Stock on the grant date. The options to be granted under the 1998 Plan are non-qualified options not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, and may not be exercisable more than 10 years and one month after the date of grant.

STOCKHOLDER NOMINATIONS

    The Organization, Compensation and Governance Committee will consider qualified candidates proposed by stockholders for Board membership in accordance with the procedure set forth in the By-Laws. Any stockholder entitled to vote in the election of directors may nominate one or more persons for election as a director at a meeting if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by mail, postage prepaid, to the Secretary of the Corporation not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders, whichever is earlier. Notwithstanding the foregoing sentence, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for new positions created by such increase, if delivered to the Secretary not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. Each such notice shall set forth (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting having a value of at least $1,000 and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and
(v) the consent of each nominee to serve as a director of the Corporation, if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

SECURITY OWNERSHIP OF MANAGEMENT

    The nominees for director and the executive officers of the Corporation have advised that they were directly or indirectly the beneficial owners of outstanding Common Stock of the Corporation at the close of business on February 25, 2000, as set forth below, in each case representing less than one percent of such shares outstanding except as otherwise indicated.

                                                        AMOUNT AND
                                                         NATURE OF
TITLE OF                                                BENEFICIAL     PERCENT
 CLASS             NAME OF BENEFICIAL OWNER            OWNERSHIP(1)    OF CLASS
--------  -------------------------------------------  -------------   --------
Common    Vincent A. Calarco.........................      2,412,721(2)   2.1%
Common    James A. Bitonti...........................         54,100(3)
Common    Simeon Brinberg............................         13,436(4)
Common    Robert A. Fox..............................         84,104(5)
Common    Roger L. Headrick..........................        103,388(6)
Common    Leo I. Higdon, Jr. ........................         31,713(7)
Common    Harry G. Hohn..............................         17,430(8)
Common    Nicholas Pappas............................          9,117(9)
Common    C.A. (Lance) Piccolo.......................         40,081(10)
Common    Bruce F. Wesson............................         18,026(11)
Common    Patricia K. Woolf..........................         27,345(12)
Common    Joseph B. Eisenberg........................        301,304(13)
Common    Alfred F. Ingulli..........................        495,823(14)
Common    Charles J. Marsden.........................        526,515(15)
Common    William A. Stephenson......................        250,557(16)
Common    Directors and Executive Officers
          as a Group (26 persons)....................      5,918,925(17)   5.1%

------------------------

(1) Except as noted below, the executive officers and directors have both sole voting and sole investment power over the shares reflected in this table.

(2) Includes 1,142,262 shares which Mr. Calarco had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 648,411 shares held under the 1988 Long Term Incentive Plan (the "1988 Plan") and the CK Witco Corporation Employee Stock Ownership Plan (the "ESOP"), as to which he has voting but, except with respect to 47,639.85 shares in the ESOP, no investment power; 23,170.98 shares acquired through the Dividend Reinvestment Plan (the "DRIP"); 1,918 shares acquired through the BEP Trust; 58,872 shares owned by his wife and 29,833 shares held in trust for their children, as to which he disclaims beneficial ownership.

(3) Includes 18,290 shares which Mr. Bitonti had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 15,998 shares held under the Restricted Stock Plan for Directors; 4,800 shares owned by his wife, as to which he disclaims beneficial ownership; 2,778 shares held in a Directors' Rabbi Trust Account; 1,033.86 shares acquired through the DRIP and 11,200 shares held jointly with his wife.

(4) Includes 10,479 shares which Mr. Brinberg acquired through deferred compensation and which were deposited into a Directors' Rabbi Trust account.

(5) Includes 18,290 shares which Mr. Fox had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 13,952 shares held under the Restricted Stock Plan for Directors; 66.44 shares acquired through the DRIP and 4,234 shares held through a Directors' Rabbi Trust account.

(6) Includes 18,290 shares which Mr. Headrick had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 15,677 shares held under the Restricted Stock Plan for Directors; 987.70 shares acquired through the DRIP and 4,433 shares held through a Directors' Rabbi Trust account.

(7) Includes 17,448 shares which Mr. Higdon had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 2,727 shares held under the Restricted Stock Plan for Directors; 49.35 shares acquired through the DRIP and 4,489 shares held through a Directors' Rabbi Trust account.

(8) Includes 16,497 shares which Mr. Hohn acquired through deferred compensation and which were deposited into a Directors' Rabbi Trust account.

(9) Includes 8,193 shares which Dr. Pappas acquired through deferred compensation and which were deposited into a Directors' Rabbi Trust account.

(10) Includes 18,290 shares which Mr. Piccolo had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 14,139 shares held under the Restricted Stock Plan for Directors; 869.15 shares acquired through the DRIP and 4,383 shares held through a Directors' Rabbi Trust account.

(11) Includes 14,791 shares which Mr. Wesson acquired through deferred compensation and which were deposited into a Directors' Rabbi Trust account.

(12) Includes 16,515 shares which Dr. Woolf had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 6,288 shares held under the Restricted Stock Plan for Directors; 158.60 shares acquired through the DRIP and 4,383 shares held through a Directors' Rabbi Trust account.

(13) Includes 242,485 shares which Dr. Eisenberg had the right to acquire through stock options exercisable within 60 days of February 25, 2000 and 11,108.86 shares held under the 1988 Plan and the ESOP, as to which he has voting but, except with respect to 249.55 shares in the ESOP, no investment power.

(14) Includes 361,231 shares which Mr. Ingulli had the right to acquire through stock options exercisable within 60 days of February 25, 2000 and 11,235.68 shares held under the 1988 Plan and the ESOP as to which he has voting but, except with respect to 376.47 shares in the ESOP, no investment power.

(15) Includes 209,825 shares which Mr. Marsden had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 90,659.75 shares held under the 1988 Plan and the ESOP, as to which he has voting but, except with respect to 11,491.30 shares in the ESOP, no investment power; and 45,500 shares owned by his wife as to which he disclaims beneficial ownership.

(16) Includes 196,293 shares which Mr. Stephenson had the right to acquire through stock options exercisable within 60 days of February 25, 2000 and 11,215 shares held under the 1988 Plan and the ESOP as to which he has voting but, except with respect to 356.33 shares in the ESOP, no investment power.

(17) Includes 3,096,540 shares which the executive officers and directors in the group had the right to acquire through stock options exercisable within 60 days of February 25, 2000; 1,160,434.44 shares held under the 1988 Plan and the ESOP, as to which they have voting but, except with respect to 227,478.81 shares in the ESOP, no investment power; 29,660.69 shares acquired through the DRIP; 141,606.46 shares owned by wives and in trusts for sons, as to which beneficial ownership is disclaimed; 11,200 shares held jointly with wives and 102,953 shares held through a Directors' Rabbi Trust accounts.

               REPORT OF THE COMMITTEE ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

    The compensation program for the Corporation's executive officers is administered in accordance with a pay for performance philosophy to link executive compensation with the values, objectives, business strategy, management initiatives and financial performance of the Corporation. In addition, a significant portion of each executive officer's compensation is contingent upon the creation of shareholder value.

    The Organization, Compensation and Governance Committee of the Board (the "Committee") believes that stock ownership by management and restricted stock-based performance compensation plans serve to align the interests of management and other stockholders in the enhancement of shareholder value. To that end, executive officers are encouraged to retain the shares they earn through the compensation programs and are given the opportunity to defer payments into shares of common stock that will not be paid out until they retire from the company.

    The Compensation of the Corporation's executive officers is comprised of cash and equity components and is designed to be competitive and highly leveraged based upon corporate financial performance and shareholder returns. The compensation program provides an opportunity to earn compensation in the third quartile within the chemical industry as well as within a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than competitive levels in surveyed companies based upon annual and long-term performance of the Corporation as well as individual performance. Several performance measures are used for compensation purposes for the Corporation's executive officers and heads of the businesses. Primary measures used in the annual and long-term incentive programs include earnings growth and return on capital, with executives also linked to shareholder return through stock options and restricted performance share awards.

BASE SALARIES

    Base salary ranges at the median to 75(th) percentile levels for executive officers are determined after reviewing data from several national surveys on salaries for executives at broad groups of companies of similar size and complexity.

MANAGEMENT INCENTIVE PLAN

    Annual incentives are paid under the Corporation's Management Incentive Plan. Target and maximum incentives (currently at 175% of target) are set to offer executive officers an opportunity to earn annual compensation at the 75(th) percentile levels if high levels of performance are met.

STOCK OPTIONS AND PERFORMANCE SHARES

    Long-term incentives at the Corporation consist of annual grants of stock options and periodic grants of restricted performance shares that will be earned over a multi-year period based on goals selected by the Committee out of those approved under the 1998 Long-Term Incentive Plan. Awards are divided evenly in value between stock options and restricted performance shares and are set at levels designed to offer opportunities at the 75(th) percentile.

STOCK OWNERSHIP

    The Corporation has adopted stock ownership goals for its executive officers, which range from five times salary for the CEO to two times salaries for the remaining officers. Total stock ownership for this group as of February 25, 2000, is 2,446,310 shares.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Committee's policy on the tax deductibility of compensation is to maximize deductibility to the extent possible without abdicating all of its discretionary power. To this end, the Committee has submitted complying plans to shareholders; however, the Committee has occasionally taken actions that result in non-deductible compensation and may do so again in the future when it determines that such actions are in the Corporation's best interests.

SPECIAL ACTIONS FOR 1999

    The Committee took several special actions in conjunction with the completion of the merger with Witco Corporation in September 1999. Those actions included the grant of stock option awards to a broad group of employees, the adoption of a plan that provides for stock awards if specified cost savings are realized through merger synergies, the termination of a previously approved Crompton & Knowles long term incentive program, and adjustments to compensation levels for those with increased responsibilities after the merger.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    In 1999, the base salary, incentive compensation, stock option and restricted stock awards for the Chief Executive Officer were determined by the Board of Directors based on the recommendations of the Committee using the principles outlined above. At the time of the merger with Witco Corporation, the CEO's base salary was increased from $780,000 to $810,000. Subsequently, his base salary was increased from $810,000 to $825,000 effective February 1, 2000. For 1999, the CEO was awarded a bonus of $405,000 in recognition of his efforts in concluding the merger with Witco. On October 19, 1999, he was granted a stock option award of 800,000 shares, which was a combination award for the regular annual award and for concluding the merger. In October he was granted a "Synergy Performance Award" with an opportunity to earn 500,000 shares of restricted stock, or the cash equivalent, upon the achievement of specified synergy savings relating to the merger. Any award so earned would be payable over a three-year period following independent certification of the results.

ORGANIZATION, COMPENSATION AND GOVERNANCE COMMITTEE

    Decisions on compensation of the Corporation's executive officers are made by the Organization, Compensation and Governance Committee, a committee of the Board of Directors composed of the persons listed below, all of whom are non-employee directors. The Committee has retained an independent executive compensation consultant who has access to independent compensation data to evaluate the Corporation's executive compensation program.

    The Organization, Compensation and Governance Committee:

                                          James A. Bitonti, Chairman
                                          Robert A. Fox
                                          Roger L. Headrick

    Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Organization, Compensation and Governance Committee and the following Performance Graph shall not be deemed incorporated by reference into any such filings.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Common Stock of the Corporation for the last five fiscal years with the returns on the Standard & Poor's 500 Stock Index and the Chemicals (Specialty)-500 Index, assuming the investment of $100 in the Corporation's Common Stock, the S&P 500 Index and the Chemicals (Specialty)-500 Index on December 31, 1994, and the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF FIVE-YEAR
CUMULATIVE TOTAL RETURN AMONG CK WITCO CORP,
S&P 500, & CHEMICALS (SPECIALTY)-500
                                                                                                   CHEMICALS
                                                              CK WITCO CORPORATION  S&P 500  (SPECIALTY)-500
12/31/94                                                                    $100.0   $100.0           $100.0
12/31/95                                                                     $84.3   $137.5           $131.4
12/31/96                                                                    $124.7   $169.1           $134.9
12/31/97                                                                    $172.0   $225.5           $167.0
12/31/98                                                                    $135.8   $290.0           $142.2
12/31/99                                                                     $87.6   $351.0           $157.4
Note: Assumes and initial investment of $100 on December 31,
1994.
Total return includes reinvestment of dividends.

    The Chemicals (Specialty)-500 Index companies are as follows: Ecolab Inc., W.R. Grace & Co., Great Lakes Chemical Corporation, Hercules, Inc., International Flavors & Fragrances Inc. and Sigma-Aldrich Corporation.

                             EXECUTIVE COMPENSATION

    The following tables set forth information concerning compensation paid or to be paid to the chief executive officer of the Corporation and each of the four most highly compensated executive officers of the Corporation other than the chief executive officer, for services to the Corporation in all capacities during 1997, 1998 and 1999, except as noted, and options granted to and exercised by the same individuals during the period indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                COMPENSATION
                                                                           -----------------------
                                           ANNUAL COMPENSATION                     AWARDS
                                     -------------------------------       -----------------------
                                                                           RESTRICTED   SECURITIES   ALL OTHER
NAME AND                                                                     STOCK      UNDERLYING    COMPEN-
PRINCIPAL                                        SALARY      BONUS           AWARDS      OPTIONS      SATION
POSITION                               YEAR       ($)         ($)          ($)(1)(2)       (#)        ($)(3)
---------                            --------   --------   ---------       ----------   ----------   ---------
Vincent A. Calarco.................    1999     787,500      405,000              --      800,000     152,905
  Chairman of the Board,               1998     748,333      750,000              --      250,000     170,750
  President and CEO                    1997     727,500      800,000              --      120,000     137,271

Charles J. Marsden.................    1999     330,000       95,000              --      200,000      59,017
  Senior Vice President                1998     315,000      180,000              --       75,000      60,154
  Strategy & Development               1997     300,000      180,000              --       30,000      52,649

Alfred F. Ingulli..................    1999     312,917      100,000              --      100,000      45,952
  Exec. Vice President,                1998     287,500      100,000(4)           --       50,000      30,588
  Crop Protection                      1997     271,667      180,000              --       20,000      27,853

William A. Stephenson..............    1999     266,333      142,500              --      100,000      23,613
  Exec. Vice President,                1998     257,000       85,000(4)           --       40,000      12,975
  Urethanes & Petroleum                1997     246,833      170,000              --       20,000      24,113
  Additives

Joseph B. Eisenberg................    1999     294,583      100,000              --      200,000      43,873
  Exec. Vice President,                1998     261,250      130,000(4)           --       50,000      20,881
  Polymer Additives                    1997     246,000      145,000              --       20,000      21,395

------------------------

(1) Total restricted stock outstanding for the persons shown in the table at the end of fiscal year 1999: Vincent A. Calarco, 486,245 shares valued at $6,503,527, of which 342,245 shares valued at $4,577,527 are forfeitable; Charles J. Marsden, 128,900 shares valued at $1,724,038, of which 84,900 shares valued at $1,135,538 are forfeitable; Alfred F. Ingulli, 31,500 shares valued at $421,313, all of which shares are forfeitable; William A. Stephenson, 31,500 shares valued at $421,313, all of which shares are forfeitable; and Joseph B. Eisenberg, 31,500 shares valued at $421,313, all of which shares are forfeitable. Dividends are paid on restricted shares from the date of grant but do not vest and are not distributed until the underlying shares are distributed.

(2) At the time of the merger, a Crompton & Knowles Long Term Incentive Plan for the period 1999-2001 was terminated. Upon the termination of the plan, the following payments were made to the individuals identified in the table. Vincent A. Calarco $5,243,907, Charles J. Marsden $728,320, Alfred F. Ingulli $154,492, William A. Stephenson $220,703, and Joseph B. Eisenberg $463,477. These amounts are not included in the table above.

(3) Includes the following amounts paid during 1999 under the Corporation's Supplemental Medical and Dental Reimbursement Plans (the "SMD"), The Uniroyal Age Supplement ("AS"), the

    Uniroyal Chemical split dollar life insurance plan (the "SDP"), the Uniroyal Excess Cap Program (the "ECAP") or as employer contributions under the Corporation's Employee Stock Ownership Plan (ESOP) and Individual Account Retirement Plan (IARP) (with that portion of the ESOP and IARP contributions in excess of the Section 401(k) and Section 415 limitations having been paid into the Corporation's Benefit Equalization Plan): Mr. Calarco, $4,017
    (SMD), $47,700 (ESOP), $73,575 (IARP); Mr. Marsden, $1,500 (SMD), $17,000
    (ESOP), $25,975 (IARP); Mr. Ingulli, $12,787 (AS), $7,788 (SDP), $9,377
    (ECAP), $6,400 (ESOP), $9,600 (IARP); Mr. Stephenson, $3,628 (AS), $4,353
    (ECAP), $6,032 (ESOP), $9,600 (IARP); and Dr. Eisenberg, $13,163 (AS),
    $3,610 (SDP), $9,653 (ECAP), 4,265 (ESOP), $9,600 (IARP).

(4) Bonus applies to five quarters including fourth quarter 1996.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                              INDIVIDUAL GRANTS
                              -------------------------------------------------
                                                PERCENT                            POTENTIAL REALIZABLE
                                NUMBER          OF TOTAL                             VALUE AT ASSUMED
                                  OF            OPTIONS                           ANNUAL RATES OF STOCK
                              SECURITIES       GRANTED TO                           PRICE APPRECIATION
                              UNDERLYING       EMPLOYEES    EXERCISE    EXPIR-       FOR OPTION TERM
                               OPTIONS         IN FISCAL     PRICE      ATION     ----------------------
NAME                          GRANTED(#)          YEAR       ($/SH)      DATE      5% ($)       10%($)
----                          ----------       ----------   --------   --------   ---------   ----------
V.A. Calarco................    788,015(2)       18.24%     8.34375    11/19/09   4,134,982   10,478,857
                                 11,985(3)        0.28%     8.34375    10/19/09      62,889      159,374
C.J. Marsden................    188,015(2)        4.35%     8.34375    11/19/09     986,579    2,500,184
                                 11,985(3)        0.28%     8.34375    10/19/09      62,889      159,374
A.F. Ingulli................    100,000(2)        2.31%     8.34375    11/19/09     524,734    1,329,779
W. A. Stephenson............     88,015(2)        2.04%     8.34375    11/19/09     461,845    1,170,405
                                 11,985(3)        0.28%     8.34375    10/19/09      62,889      159,374
J.B. Eisenberg..............    188,015(2)        4.35%     8.34375    11/19/09     986,579    2,500,184
                                 11,985(3)        0.28%     8.34375    10/19/09      62,889      159,374

------------------------

(1) An option entitles the holder to purchase one share of the Common Stock of the Corporation at a purchase price equal to the fair market value of the Corporation's Common Stock on the date of grant of all of the options shown in the table. All options are subject to expiration prior to the dates shown in the table in case of death or termination of employment. The purchase price for stock on the exercise of options may be paid in cash or in shares of the Corporation's Common Stock already owned by the option holder, or by a combination thereof. In the event of a change in control of the Corporation, all of the options shown in the table will immediately become exercisable.

(2) Non-qualified options. Vest on 10/19/2000, 10/19/2001, 10/19/2002; except
    Mr. Ingulli's which vest on 10/19/2000 and 10/19/2001.

(3) Incentive Stock options. All vest on 10/19/2002

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES               IN-THE-MONEY OPTIONS
                                                           UNDERLYING UNEXERCISED                  AT FY-END($)
                                                            OPTIONS AT FY-END(#)              12/31/99--FMV $13.53125
                                                   --------------------------------------   ---------------------------
                                       SHARES       VALUE
                                    ACQUIRED ON    REALIZED
NAME                                EXERCISE (#)    ($)(2)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                ------------   --------   -----------   -------------   -----------   -------------
V.A. Calarco(1)...................    100,000      289,000     1,142,262      1,125,000       $435,012      $4,150,000
C.J. Marsden(1)...................      9,413       25,733       209,825        277,500         52,871       1,037,500
A.F. Ingulli......................         --           --       361,230        165,000        690,666         518,750
W.A. Stephenson...................         --           --       196,293        160,000        205,278         518,750
J.B. Eisenberg....................         --           --       242,485        260,000        307,244       1,037,500

------------------------

(1) All numbers reflect the 2-for-1 stock split on May 22, 1992.

(2) Fair market value at date of exercise less exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Headrick and Hohn served as members and Mr. Bitonti served as Chairman of the Organization, Compensation and Governance Committee of the Board during the last completed fiscal year. Messrs. Fox and Headrick served as members and Mr. Bitonti served as Chairman of the Executive Compensation Committee of Crompton & Knowles during the last completed fiscal year prior to the merger with Witco. No member of the Organization, Compensation and Governance Committee is a current or former officer or employee of the Corporation or any of its subsidiaries.

RETIREMENT PLANS

    Each of the persons shown in the Summary Compensation Table on page 12 is covered by a supplemental retirement agreement with the Corporation. In the case of Messrs. Calarco and Marsden, the executive's total annual benefit payable under the supplemental retirement agreement to the executive for life will be 60% and 50%, respectively, of the average total compensation (including salary and bonus) paid to the executive during the highest five years of the last ten years prior to the executive's normal retirement age. In the case of Messrs. Ingulli, Stephenson and Eisenberg, the executive's retirement benefits under each supplemental agreement supplement the benefit paid to the executive under a Uniroyal Chemical Company, Inc. ("Uniroyal") defined benefit pension plan so that the total annual benefit payable to the executive will be 55% of the average total compensation (including salary and bonus) paid to the executive during the highest five years of the last ten years prior to the executive's retirement or, at his election, Mr. Ingulli may receive a lump sum payment earned under a previous supplemental retirement agreement with Uniroyal.

    A supplemental benefit in a reduced amount may be payable in the event of termination of employment prior to normal retirement age. At any time after the date on which benefit payments commence, the executive may elect to receive a single lump sum equal to 90% of the actuarial equivalent of the benefit otherwise payable to the executive. An executive may elect to have the executive's supplemental benefit under the agreement paid in a form which will provide for the continuation of benefits, to a beneficiary selected by the executive, upon the executive's death after retirement. Each agreement also provides for the payment of a reduced benefit to the executive's beneficiary in the event of the executive's death prior to normal retirement age and for the payment of disability benefits in addition to those available under the Corporation's regular disability insurance program. Benefits under each agreement are not payable if the executive voluntarily terminates the executive's employment, unless such termination is the result of the executive's retirement (in the case of Messrs. Calarco, and Marsden, on or after reaching age 62) or is with approval of the Board, and meets certain other conditions set forth in the agreement.

    The following table sets forth the estimated aggregate annual benefit payable to each of the executives named in the table under the executive's supplemental retirement agreement from Uniroyal's defined benefit pension plan and, upon retirement at or after normal retirement age based on each executive's compensation history to date and assuming payment of such benefit in the form of a life annuity:

                                                               ESTIMATED ANNUAL
NAME OF INDIVIDUAL                                            RETIREMENT BENEFIT
------------------                                            ------------------
Vincent A. Calarco..........................................       $769,550
Charles J. Marsden..........................................        213,333
Alfred F. Ingulli...........................................        220,651
William A. Stephenson.......................................        198,549
Joseph B. Eisenberg.........................................        202,189

EMPLOYMENT AGREEMENTS

    Mr. Calarco is employed pursuant to an employment agreement which was amended and restated in May 1999. The agreement provides for Mr. Calarco's employment as President and Chief Executive Officer for a term of three years, with automatic annual one-year extensions of the term unless the Corporation gives notice at least 60 days prior to the anniversary of the date of the agreement that the term will not be extended. The amended agreement calls for a base salary of not less than $750,000 and for Mr. Calarco's continued participation in employee benefit plans and other fringe benefit arrangements substantially as in the past. In the event Mr. Calarco's employment is terminated by the Corporation other than for cause, disability, or death or by Mr. Calarco for good reason (as defined in the agreement), the Corporation is obligated to pay Mr. Calarco his salary to the date of termination, incentive compensation in an amount no less than the bonus paid to him for the prior year pro-rated to that date, and a lump sum termination payment equal to three times the sum of his then current salary and the highest bonus paid to him during the three years preceding his termination, to continue certain employee benefits provided under the agreement for a period of three years or until he obtains other employment and certain other benefits for the life of Mr. Calarco and his spouse, and to make certain additional payments to cover any excise tax imposed under the Internal Revenue Code on the amounts payable as a result of his termination and any legal fees incurred by Mr. Calarco in enforcing the Corporation's obligations under the agreement.

    The Corporation has entered into employment agreements with certain other key management employees, including Messrs. Marsden, Ingulli, Stephenson and Eisenberg. Each agreement is operative upon the occurrence of a change in control (as defined in the agreement) and is intended to encourage the executive to remain in the employ of the Corporation by providing the executive with greater security. Absent a change in control, the agreements do not require the Corporation to retain the executive or to pay the executive any specified level of compensation or benefits except that Messrs. Ingulli, Stephenson and Eisenberg have agreements that require that they be paid severance payments in the event that they are terminated without cause or they resign for good reason (as defined in the agreements) during an annually renewable two-year period. In the event of a change in control, the agreements provide that there will be no change, without the executive's consent, in the salary, bonus opportunity, benefits, duties, and location of employment of the executive for a period of two or three years after the change in control. If, during such period, the executive's employment is terminated by the Corporation other than for cause, disability, or death or the executive resigns for good reason (as defined in the agreements), the Corporation will pay the executive his salary to the date of termination, incentive compensation in an amount no less than the bonus paid to the executive for the prior year pro-rated to that date, and a lump sum severance payment equal to two or three times (depending on the executive) the sum of the executive's base salary and the highest bonus paid to the executive during the three years preceding the executive's termination and will continue other employee benefits similar to those provided to the executive prior to the executive's termination for a period of two or three years or until the executive's earlier employment with another employer.

     APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                     TO CHANGE THE NAME OF THE CORPORATION

    On January 25, 2000, the Board of Directors unanimously adopted a resolution authorizing an amendment to the Corporation's Restated Certificate of Incorporation (the "Certificate") changing the name of the Corporation to "Crompton Corporation." The Board also recommended that the proposed amendment be submitted to the Corporation's stockholders for consideration and approval at the annual meeting.

    If the proposal to change the name of the Corporation is approved by the stockholders, Article 1 of the Certificate will be amended to read in its entirety as follows:

    "1. The name of the Corporation is Crompton Corporation."

    The Board of Directors believes that it is in the best interests of the Corporation and its stockholders to change the Corporation's name. The Corporation was created on September 1, 1999 upon the merger of Crompton & Knowles and Witco, both producers and marketers of specialty chemicals serving diverse global industrial markets. The Corporation's name was an abbreviated combination of both names.

    Upon conducting a research study analyzing the corporate identity attributes of the Corporation among its customers, the investment community and members of the chemical industry, management determined that the name CK Witco did not represent the new company's most desired attributes. As a result, management recommended to the Board of Directors that the Corporation's name be changed from CK Witco Corporation to Crompton Corporation. Having built considerable equity in the Crompton brand name through consistent customer satisfaction, reliable technical service and dependable financial performance--all key elements for success in the specialty chemical industry--management and the Board of Directors believe that the Crompton name better reflects the strengths of the Corporation. Overall, management and the Board of Directors believe the change of the Corporation's name will enhance the Corporation's recognition among its customers, members of the investment community and its peers in the chemical industry.

    The name change will not affect the validity or transferability of currently outstanding stock certificates, and stockholders will not be requested to surrender for exchange any certificates presently held by them. If the stockholders approve the name change, the Corporation intends to change the symbol for the Corporation's Common Stock on the New York Stock Exchange, Inc. from "CNW" to "CK".

    If the proposal is approved, the change of the Corporation's name will become effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. It is anticipated that officers of the Corporation will promptly make appropriate filings in the State of Delaware and take any other actions necessary to implement the Amendment; however, if in the judgment of the Board of Directors, any circumstances exist that would make consummation of the name change inadvisable, then, in accordance with Delaware law and notwithstanding approval of the proposed amendment by the stockholders, the Board of Directors may abandon the name change, either before or after approval and authorization of the proposed amendment by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

    Under Delaware law, stockholders are not entitled to appraisal rights with respect to the proposed change of the Corporation's name.

    The Board of Directors recommends a vote for approval, and unless otherwise directed, proxies will be voted in favor of this selection. The affirmative vote of the holders of a majority of the shares of the Corporation outstanding and entitled to vote at the meeting is required for such approval.

                  APPROVAL OF SELECTION OF INDEPENDENT AUDITOR

    The Board of Directors has, subject to approval by the stockholders, selected the firm of KPMG LLP, which had been the auditor of Crompton & Knowles for many years and for the Corporation for fiscal year 1999, to act as auditor of the Corporation for the fiscal year 2000 and to perform other appropriate accounting services. The Board of Directors recommends a vote for approval, and unless otherwise directed, proxies will be voted in favor of this selection. The affirmative vote of the holders of a majority of the shares of the Corporation represented and entitled to vote at the meeting is required for such approval.

    The Corporation has been advised that representatives of KPMG LLP will be present at the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised at the meeting.

                             STOCKHOLDER PROPOSALS

    Under rules of the Securities and Exchange Commission, any proposal of a stockholder which is intended to be presented for action at the annual meeting of the stockholders to be held in 2001 must be received by the Corporation at its principal executive offices by November 27, 2000, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2001 meeting.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Corporation with copies of all
Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during fiscal year 1999, all filings required of its officers, directors and greater than ten percent beneficial owners were made in compliance with applicable SEC regulations, except for two Form 4 filings pertaining to two gifts by Mr. Calarco of the Corporation's Common Stock during prior fiscal years.

                                 OTHER MATTERS

    As of the date of this statement, the Board of Directors does not know of any matter other than those referred to in this Proxy Statement as to which action is expected to be taken at the annual meeting of stockholders.

    The affirmative vote of the holders of a plurality of the shares which are present in person or represented by proxy at the meeting is required to elect directors; the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the meeting is required to change the name of the corporation; and the affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy is required to approve all other matters listed in the notice of meeting. Proxies which are marked "abstain" on the proposals to be voted upon at the meeting will be counted for the purpose of determining the number of shares represented in person and by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against the matters to be considered at the meeting. Shares not voted on any such matter on proxies returned by brokers will be treated as not represented at the meeting as to such matter.

    The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with the specification so made. If no choice is specified, such shares will be voted for (i) the election as directors of the eight nominees for directorships named herein, (ii) in favor of approval of the change of name of the Corporation, and (iii) in favor of the selection of KPMG LLP as auditor for fiscal year 2000.

    If any business not referred to in this Proxy Statement shall properly come before the meeting, it is intended that those persons named as proxies will vote the proxies in accordance with their judgment of the best interests of the Corporation and its stockholders.

    The cost of solicitation will be borne by the Corporation. In addition to solicitation by mail, the management of the Corporation may solicit proxies personally or by telephone and has retained the firm of ChaseMellon Shareholder Services L.L.C. to assist in such solicitation at a fee of $4,500 plus expenses. The Corporation may also request brokerage firms and other nominees or fiduciaries to forward copies of its proxy material to beneficial owners of stock held in their names, and the Corporation may also reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                          By Order of the Board of Directors,

                                          /s/ John T. Ferguson II

                                          JOHN T. FERGUSON II
                                          Secretary

Dated: March 30, 2000

[PROXY CARD]

CK WITCO CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

For Annual Meeting on April 25, 2000, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, 11:15 A.M.

The undersigned appoints VINCENT A. CALARCO AND JOHN T. FERGUSON II or either of them, with power of substitution, proxy and attorney for the undersigned to vote all shares of stock of CK Witco Corporation that the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Corporation to be held on Tuesday, April 25, 2000, at 11:15 a.m. and any adjournments thereof, with all powers the undersigned would have if present, upon the proposals set forth on the reverse side and in their discretion on all matters properly coming before the meeting, including those described in the Notice and Proxy Statement thereof, receipt of which is acknowledged.

This Proxy will be voted as directed, or where no direction is given, will be voted "FOR" Proposals Nos. 1, 2 and 3. If any nominee for the Board of Directors named in the Proxy Statement is unavailable to serve, this Proxy will be voted for such substitute nominee as may be recommended by the Board of Directors. The Board of Directors is not aware of other matters to come before the meeting.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE

CK WITCO CORPORATION                                               Please mark X
                                                                   your vote as
                                                                   indicated in
                                                                   this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Election of directors: Vincent A. Calarco, Roger L. Headrick and Patricia K. Woolf, Ph.D. to serve as Class III for a term expiring in 2003; Robert A. Fox and Harry G. Hohn to serve as Class II directors for a term expiring in 2002; Leo I. Higdon, Jr., C.A. Piccolo and Bruce F. Wesson to serve as Class I directors for a term expiring in 2001.

FOR ALL NOMINEES            WITHHOLD AUTHORITY
with exceptions noted       FOR ALL NOMINEES

(To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. Approval of the recommendation to amend and restate the Certificate of Incorporation to change the name of the Corporation to Crompton Corporation.

   FOR          AGAINST          ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. Approval of the selection by the Board of KPMG LLP as independent auditors for 2000.

   FOR          AGAINST          ABSTAIN



Dated:                                    , 2000

SIGNATURE(S) OF STOCKHOLDER(S)

Note: Signature should agree with name stenciled hereon. When signing as executor, administrator, trustee, or attorney, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.